Exhibit 10.2

EXECUTION VERSION

GUARANTY

dated as of

December 19, 2013

among

SCORPIO ACQUISITION CORPORATION,

as Holdings,

CERTAIN SUBSIDIARIES OF SCORPIO ACQUISITION CORPORATION IDENTIFIED HEREIN

and

CITICORP NORTH AMERICA, INC.,

as Administrative Agent

Table of Contents

		Page

Article I.

Definitions

Section 1.1.	Credit Agreement	1
Section 1.2.	Other Defined Terms	1

Article II.

Guaranty

Section 2.1.	Guaranty	2
Section 2.2.	Guaranty of Payment	2
Section 2.3.	No Limitations	2
Section 2.4.	Reinstatement	3
Section 2.5.	Agreement To Pay; Subrogation	3
Section 2.6.	Information	3

Article III.

Indemnity, Subrogation and Subordination

Section 3.1.	Waiver of Contribution and Subrogation	4

Article IV.

Miscellaneous

Section 4.1.	Notices	4
Section 4.2.	Waivers; Amendment	4
Section 4.3.	Administrative Agent’s Fees and Expenses; Indemnification	5
Section 4.4.	Successors and Assigns	5
Section 4.5.	Survival of Agreement	6
Section 4.6.	Counterparts; Effectiveness; Several Agreement	6
Section 4.7.	Severability	6
Section 4.8.	Right of Setoff	6
Section 4.9.	Governing Law; Jurisdiction; Consent to Service of Process	7
Section 4.10.	WAIVER OF JURY TRIAL	7
Section 4.11.	Headings	7
Section 4.12.	Security Interest Absolute	7
Section 4.13.	Termination or Release	7
Section 4.14.	Additional Guarantors	8
Section 4.15.	Intercreditor Agreement	8

Exhibits

Exhibit A	Form of Guaranty Supplement

-i-

GUARANTY, dated as of December 19, 2013 among SCORPIO ACQUISITION CORPORATION, a Delaware corporation (“Holdings”), certain subsidiaries of Holdings from time to time party hereto and CITICORP NORTH AMERICA, INC., as Administrative Agent.

Reference is made to the Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, POLYMER GROUP, INC., a Delaware corporation (the “Borrower”), CITICORP NORTH AMERICA, INC., as Administrative Agent, the other agents party thereto and each lender from time to time party thereto (collectively, the “Lenders,” and individually, a “Lender”). The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Each Guarantor (as defined below) is an affiliate of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

Article I.

Definitions

Section 1.1. Credit Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 1.2. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” means this Guaranty.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Guarantor” means Holdings and each Restricted Subsidiary of the Borrower that is a Wholly-Owned Domestic Restricted Subsidiary and each Person that becomes a party to this Agreement after the Closing Date.

“Guaranty Parties” means, collectively, the Borrower (other than in respect of its own Loan Obligations) and each Guarantor.

“Guaranty Supplement” means an instrument in the form of Exhibit A hereto.

“Holdings” has the meaning assigned to such term in the preliminary statement of this Agreement.

Article II.

Guaranty

Section 2.1. Guaranty. Each of the Guarantors hereby, jointly and severally, fully and unconditionally, Guarantees to each Senior Credit Party and to the Administrative Agent and its successors and assigns, irrespective of the validity and enforceability of this Agreement or the Credit Agreement or the obligations of the Borrower hereunder or thereunder, the due and punctual payment and performance of the Loan Obligations, and that all other obligations of the Borrower to the Senior Credit Parties or the Administrative Agent under this Agreement or the Credit Agreement shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof. The obligation of any Guarantor hereunder shall be a general senior secured obligation of such Guarantor and shall be pari passu in right of payment with all existing and future Senior Indebtedness of such Guarantor, if any, and senior in right of payment to all existing and future Subordinated Indebtedness of such Guarantor.

Section 2.2. Guaranty of Payment. Each of the Guarantors further agrees that failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

Section 2.3. No Limitations.

(a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 4.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Loan Obligations, or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Senior Credit Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Collateral Agent or any other Senior Credit Party for the Loan Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Loan Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Loan Obligations). Each Guarantor expressly authorizes the Senior Credit Parties to take and hold security for the payment and performance of the Loan Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Loan Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable Law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Guaranty Party or the unenforceability of the Loan Obligations, or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Guaranty Party, other than the indefeasible payment in full in cash of all the Loan Obligations. The Administrative Agent, Collateral Agent and the other Senior Credit Parties may in accordance with the terms of the Collateral Documents, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Loan Obligations, make any other accommodation with the Borrower or any other Guaranty Party or exercise any other right or remedy available to them against the Borrower or any other Guaranty Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Loan Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable Law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guaranty Party, as the case may be, or any security.

(c) In case any provision hereunder shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(d) Each Guarantor and each Senior Credit Party hereby confirm that it is the intention of all such parties that the Guarantee of such Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to this Agreement and the Loan Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the Secured Parties and the Guarantors hereby irrevocably agree that the obligations of each Guarantor shall be limited to the maximum amount as shall, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Section 2.3, result in the obligations of such Guarantor under this Agreement not constituting a fraudulent conveyance or fraudulent transfer under applicable law. Each Guarantor that makes a payment hereunder shall be entitled upon payment in full of all guaranteed obligations under this Agreement to a contribution from each other Guarantor in an amount equal to such other Guarantor’s pro rata portion of such payment based on the respective net assets of all the Guarantors at the time of such payment determined in accordance with GAAP.

(e) Each Guarantor acknowledges that it shall receive direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the guarantee and waivers made pursuant to this Agreement are knowingly made in contemplation of such benefits.

Section 2.4. Reinstatement. Each of the Guarantors agrees that if any Senior Credit Party or the Administrative Agent is required by any court or otherwise to return to the Borrower, the Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to either the Borrower or the Guarantors, any amount paid either to the Administrative Agent or such Senior Credit Party, this Agreement, to the extent theretofore discharged, shall be reinstated in full force and effect.

Section 2.5. Agreement To Pay; Subrogation. Each Guarantor shall be subrogated to all rights of Senior Credit Parties against the Borrower in respect of any amounts paid by any Guarantor pursuant to the provisions of Section 2.1 hereof; provided that, if an Event of Default has occurred and is continuing, no Guarantor shall be entitled to enforce or receive any payments arising out of, or based upon, such right of subrogation until all amounts then due and payable by the Borrower under this Agreement or the Loan Obligations shall have been paid in full.

Section 2.6. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Guaranty Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Loan Obligations, and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Senior Credit Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

Article III.

Indemnity, Subrogation and Subordination

Section 3.1. Waiver of Contribution and Subrogation. Each Guaranty Party agrees that it shall not be entitled to any right of subrogation in relation to the Senior Credit Parties in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guaranty Party further agrees that, as between the Guaranty Parties, on the one hand, and the Senior Credit Parties and the Administrative Agent, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VIII of the Credit Agreement for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article VIII of the Credit Agreement, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guaranty Parties for the purpose of this Agreement. The Guaranty Parties shall have the right to seek contribution from any non-paying Guaranty Party so long as the exercise of such right does not impair the rights of the Senior Credit Parties under the Guarantees.

Section 3.2. Subordination. Each Guaranty Party hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Collateral Agent all Indebtedness owed by it to any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Loan Obligations.

Article IV.

Miscellaneous

Section 4.1. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

Section 4.2. Waivers; Amendment.

(a) No failure or delay by the Administrative Agent, any other Agent, or any Senior Credit Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, any other Agent, and the Senior Credit Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guaranty Party therefrom shall in any event be effective unless the same shall be permitted by clause (b) of this Section 4.2, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any other Agent, or any Senior Credit Party may have had notice or knowledge of such Default at the time. No notice or demand on any Guaranty Party in any case shall entitle any Guaranty Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Guaranty Party or Guaranty Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

Section 4.3. Administrative Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement. Each Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent or any Secured Party in enforcing any rights under this Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Guarantor jointly and severally agrees to indemnify the Administrative Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and reasonably related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Guarantor arising out of, in connection with, or as a result of, (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing brought by a third party or by any Guarantor or any of its directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, fraud, bad faith or willful misconduct of such Indemnitee, (y) result from a material breach of this Agreement by such Indemnified Party or any Affiliate, director, officer, employee or agent of such Indemnified Party or (z) in respect of any dispute among Indemnified Parties other than claims against any Indemnified Party in its capacity or in fulfilling its role as an agent or arranger of any other similar role hereunder and other than any claims arising out of any act or omission of the Borrower or its Affiliates.

(c) Any such amounts payable as provided hereunder shall be additional Loan Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 4.3 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loan Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 4.3 shall be payable within 10 days of written demand therefor.

Section 4.4. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns, except that neither the Borrower nor any other Guaranty Party may assign or otherwise transfer any of its rights or obligations hereunder except as otherwise permitted by this Agreement or the Credit Agreement without the prior written consent of the Administrative Agent.

Section 4.5. Survival of Agreement. All covenants, agreements, representations and warranties made by the Guaranty Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Senior Credit Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that any Senior Credit Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding.

Section 4.6. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Guaranty Party when a counterpart hereof executed on behalf of such Guaranty Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guaranty Party and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Guaranty Party, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that no Guaranty Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as otherwise permitted by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Guaranty Party and may be amended, modified, supplemented, waived or released with respect to any Guaranty Party without the approval of any other Guaranty Party and without affecting the obligations of any other Guaranty Party hereunder.

Section 4.7. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 4.8. Right of Setoff. In addition to any rights and remedies of the Senior Credit Parties provided by Law, upon the occurrence and during the continuance of any Event of Default, each Senior Credit Party and its Affiliates is authorized at any time and from time to time, without prior notice to the Borrower or any other Guaranty Party, any such notice being waived by the Borrower and each Guaranty Party to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Senior Credit Party and its Affiliates to or for the credit or the account of the respective Guaranty Parties against any and all obligations owing to such Senior Credit Party and its Affiliates hereunder, now or hereafter existing, irrespective of whether or not such Senior Credit Party or Affiliate shall have made demand under this Agreement and although such obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Each Senior Credit Party agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Senior Credit Party; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Senior Credit Party under this Section 4.8 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent and such Senior Credit Party may have.

Section 4.9. Governing Law; Jurisdiction; Consent to Service of Process.

(a) THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.

Section 4.10. WAIVER OF JURY TRIAL. EACH OF THE GRANTORS AND THE SECURED PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 4.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 4.12. Security Interest Absolute. All rights of the Administrative Agent hereunder and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Loan Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Loan Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, any other agreement or instrument, (c) any release or amendment or waiver of or consent under or departure from any guarantee guaranteeing all or any of the Loan Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Loan Obligations or this Agreement.

Section 4.13. Termination or Release.

(a) This Agreement and the Guarantees made herein shall terminate with respect to all Loan Obligations (other than contingent indemnification obligations not yet accrued and payable) upon payment in full of the principal of, together with accrued and unpaid interest (including post-petition interest, if any) on, all of the Loans and all other Loan Obligations that are due and payable at or prior to the time such principal, together with accrued and unpaid interest are paid.

(b) The obligations of such Subsidiary Guarantor shall be automatically and unconditionally released and discharged, and no further action by such Subsidiary Guarantor, the Borrower or the Administrative Agent is required for the release of such Subsidiary Guarantor’s Guarantee, upon:

(i) (A) any sale, exchange or disposal of the Capital Stock of such Subsidiary Guarantor (other than any such disposition to the Borrower or a Guarantor), after which the applicable Subsidiary Guarantor is no longer a Restricted Subsidiary, if such sale, exchange or transfer is made in compliance with the applicable provisions of the Credit Agreement;

(B) the release or discharge of the guarantee by such Subsidiary Guarantor of the Indebtedness that resulted in the creation of such Guarantee, except a discharge or release by or as a result of payment under such guarantee; or

(C) the proper designation of any Restricted Subsidiary that is a Subsidiary Guarantor as an Unrestricted Subsidiary in accordance with Section 7.06 of the Credit Agreement and the definition of “Unrestricted Subsidiary” in Section 1.01 thereof; and

(ii) such Subsidiary Guarantor delivering to the Administrative Agent an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in the Credit Agreement relating to such transaction have been complied with.

(c) In connection with any termination or release pursuant to paragraphs (a) or (b), the Administrative Agent shall, or shall cause the Collateral Agent to, execute, deliver or acknowledge to any Guarantor, at such Guarantor’s expense, any necessary or proper instruments of termination or release that such Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 4.13 shall be without recourse to or warranty by the Administrative Agent.

Section 4.14. Additional Guarantors. Pursuant to Section 6.11 of the Credit Agreement, certain Restricted Subsidiaries of a Borrower that were not in existence or not Restricted Subsidiaries on the date of the Credit Agreement are required to enter in this Agreement as Guarantors upon becoming a Wholly-Owned Domestic Restricted Subsidiary or guaranteeing the payment of certain Indebtedness of the Borrower or any other Subsidiary Guarantor, as the case may be. Upon execution and delivery by the Administrative Agent and a Restricted Subsidiary of a Guaranty Supplement, such Restricted Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guaranty Party hereunder. The rights and obligations of each Guaranty Party hereunder shall remain in full force and effect notwithstanding the addition of any new Guaranty Party as a party to this Agreement.

Section 4.15. Intercreditor Agreement and Collateral Agency Agreement. Reference is made to the Intercreditor Agreement and the Collateral Agency Agreement. Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and the Collateral Agency Agreement. In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement or the Collateral Agency Agreement, the provisions of the Intercreditor Agreement or the Collateral Agency Agreement, as applicable, shall control.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SCORPIO ACQUISITION CORPORATION

By:	/s/ Anjan Mukherjee
Name:	Anjan Mukherjee
Title:	President and Secretary

[Guaranty]

CHICOPEE, INC.
DOMINION TEXTILE (USA), L.L.C.
FABRENE, L.L.C.
PGI EUROPE, INC.
PGI POLYMER, INC.

By:	/s/ Dennis E. Norman
Name:	Dennis E. Norman
Title:	Chief Financial Officer

[Guaranty]

CITICORP NORTH AMERICA, INC.,
as Administrative Agent

By:	/s/ Caesar Wyszomirski
Name:	Caesar Wyszomirski
Title:	Vice President

[Guaranty]

Exhibit A to the

Guaranty Agreement

SUPPLEMENT NO.     (the “Guaranty Supplement”) dated as of [                    ], to the Guaranty dated as of December 19, 2013, among SCORPIO ACQUISITION CORPORATION, a Delaware corporation (“Holdings”), certain subsidiaries of Holdings from time to time party thereto and CITICORP NORTH AMERICA, INC., as Administrative Agent.

A. Reference is made to the Credit Agreement dated as of December 19, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among POLYMER GROUP, INC., a Delaware corporation (the “Borrower”), Holdings, CITICORP NORTH AMERICA, INC., as Administrative Agent, the other agents party thereto and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guaranty referred to therein.

C. The Guarantors have entered into the Guaranty in order to induce the Lenders to make Loans. Section 4.14 of the Guaranty provides that certain Restricted Subsidiaries of a Borrower that were not in existence or not Wholly-Owned Domestic Restricted Subsidiaries on the date of the Credit Agreement or that guarantee the payment of certain Indebtedness of the Borrower or any Subsidiary Guarantor are required (pursuant to the terms of the Credit Agreement), to become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Guaranty Supplement. The undersigned Subsidiary of the Borrower or any Guarantor (the “New Guarantor”) is executing this Guaranty Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Administrative Agent and the New Guarantor agree as follows:

SECTION 1. Obligations under the Guaranty. In accordance with Section 4.14 of the Guaranty, the New Guarantor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees as follows:

(a) Along with all Guarantors named in the Guaranty, to jointly and severally unconditionally guarantee to each Senior Credit Party and to the Administrative Agent and its successors and assigns, irrespective of the validity and enforceability of the Loan Documents or the obligations of the Borrower hereunder or thereunder, the due and punctual payment and performance of the Loan Obligations, and that all other obligations of the Borrower to the Senior Credit Parties or the Administrative Agent under the Loan Documents shall be promptly paid in full or performed, all in accordance with the terms thereof. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors and the New Guarantor shall be jointly and severally obligated to pay the same immediately. This is a guarantee of payment and not a guarantee of collection.

(b) The obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Loan Documents, the absence of any action to enforce the same, any waiver or consent by any Senior Credit Party with respect to any provisions hereof or thereof, the recovery of any judgment against the Borrower, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

(c) The following is hereby waived: diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Borrower, any right to require a proceeding first against the Borrower, protest, notice and all demands whatsoever.

(d) The obligations of the New Guarantor hereunder shall not be discharged except by complete performance of the obligations contained in the Guaranty, the Loan Documents and this Guaranty Supplement and the New Guarantor accepts all obligations of a Guarantor under the Guaranty.

(e) If any Senior Credit Party or the Administrative Agent is required by any court or otherwise to return to the Borrower, the Guarantors (including the New Guarantor), or any custodian, trustee, liquidator or other similar official acting in relation to either the Borrower or the Guarantors, any amount paid either to the Administrative Agent or such Senior Credit Party, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

(f) The New Guarantor shall not be entitled to any right of subrogation in relation to the Senior Credit Parties in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

(g) As between the New Guarantor, on the one hand, and the Senior Credit Parties and the Administrative Agent, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VIII of the Credit Agreement for the purposes of the obligations of the New Guarantor hereunder, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article VIII of the Credit Agreement, such obligations (whether or not due and payable) shall forthwith become due and payable by the New Guarantor for the purpose of the obligations of the New Guarantor hereunder.

(h) The New Guarantor shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Senior Credit Parties under this Guarantee.

(i) Pursuant to Section 2.3(d) of the Guaranty, after giving effect to all other contingent and fixed liabilities that are relevant under any applicable Bankruptcy Law or fraudulent conveyance laws and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under the Guaranty, this new Guarantee shall be limited to the maximum amount permissible such that the obligations of such New Guarantor under this Guarantee shall not constitute a fraudulent transfer or conveyance.

(j) This Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Borrower for liquidation, reorganization, should the Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Borrower’s assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Loan Obligations are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Loan Obligations and Guarantee, whether as a “voidable preference,” “fraudulent transfer” or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof, is rescinded, reduced, restored or returned, the Loan Obligations shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(k) In case any provision of this Guaranty Supplement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(l) The obligations of the New Guarantor hereunder shall be a general senior secured obligation of such New Guarantor, ranking pari passu with any other future Senior Indebtedness of the New Guarantor, if any, and senior in right of payment to all existing and future Subordinated Indebtedness of the New Guarantor.

(m) Each payment to be made by the New Guarantor in respect of this Guarantee shall be made without set-off, counterclaim, reduction or diminution of any kind or nature.

SECTION 2. Representations and Warranties. The New Guarantor represents and warrants to the Administrative Agent and the other Senior Credit Parties that this Guaranty Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. Execution and Delivery.

(a) This Guaranty Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Guaranty Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Guaranty Supplement that bears the signature of the New Guarantor and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Guaranty Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Guaranty Supplement.

(b) The New Guarantor agrees that the Guarantee shall remain in full force and effect notwithstanding the absence of the endorsement of any notation of such Guarantee.

SECTION 4. Merger, Consolidation or Sale of All or Substantially All Assets.

(a) Except as otherwise provided in Section 7.04(c) of the Credit Agreement, the New Guarantor shall not consolidate or merge with or into or wind up into (whether or not such New Guarantor is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to any Person unless:

(i) (A) such New Guarantor is the surviving entity or the Person formed by or surviving any such consolidation or merger (if other than such New Guarantor) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation, partnership, trust or limited liability company organized or existing under the laws of the jurisdiction of organization of such New Guarantor, as the case may be, or the laws of the United States, any state thereof, the District of Columbia, or any territory thereof (such New Guarantor or such Person, as the case may be, being herein called the “Successor Person”);

(B) the Successor Person, if other than such New Guarantor, expressly assumes all the obligations of such New Guarantor under the Guaranty, the Collateral Documents pursuant to a Supplemental Guaranty or other documents or instruments in a form reasonably satisfactory to the Administrative Agent;

(C) immediately after such transaction, no Default or Event of Default exists;

(D) the Borrower shall have delivered to the Administrative Agent an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental documents, if any, comply with the Guaranty; and

(E) the Collateral transferred to the Successor Person shall (i) continue to constitute Collateral under the Loan Documents, (ii) be subject to the Lien in favor of the Collateral Agent for the benefit of the Senior Credit Parties with the same relative priorities as existed immediately prior to such transaction, and (iii) not be subject to any Lien, other than Liens permitted by the terms of the Credit Agreement; or

(ii) the transaction is made in compliance with Section 7.05 of the Credit Agreement.

(b) Subject to certain limitations described in the Guaranty, the Successor Person shall succeed to, and be substituted for, such New Guarantor under the Guaranty and the New Guarantor’s Guarantee. Notwithstanding the foregoing, such New Guarantor may (i) merge or consolidate with or into, wind up into or transfer all or part of its properties and assets to another Subsidiary Guarantor or the Borrower, (ii) merge with an Affiliate of the Borrower solely for the purpose of reincorporating the Guarantor in the United States, any state thereof, the District of Columbia or any territory thereof or (iii) convert into a corporation, partnership, limited partnership, limited liability company or trust organized under the laws of the jurisdiction of organization of such Guarantor, in each case without regard to the requirements set forth in Section 7.04(c) of the Credit Agreement.

SECTION 5. Releases. The Guarantee of the New Guarantor shall be automatically and unconditionally released and discharged, and no further action by the New Guarantor, the Borrower or the Administrative Agent is required for the release of the New Guarantor’s Guarantee, upon:

(1) (A) any sale, exchange or transfer (by merger or otherwise) of the Capital Stock of such New Guarantor, after which the applicable New Guarantor is no longer a Restricted Subsidiary, if such sale, exchange or transfer is made in compliance with the applicable provisions of the Credit Agreement;

(B) the release or discharge of the guarantee by such New Guarantor of the Indebtedness that resulted in the creation of such Guarantee, except a discharge or release by or as a result of payment under such guarantee; or

(C) the proper designation of any Restricted Subsidiary that is a Subsidiary Guarantor as an Unrestricted Subsidiary in accordance with Section 7.06 of the Credit Agreement and the definition of “Unrestricted Subsidiary” in Section 1.01 thereof; and

(2) such New Guarantor delivering to the Administrative Agent an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in the Guaranty relating to such transaction have been complied with.

SECTION 6. No Recourse Against Others. No director, officer, employee, incorporator or stockholder of the New Guarantor shall have any liability for any obligations of the Borrower or the Guarantors (including the New Guarantor) under the Loan Documents or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Senior Credit Party waives and releases all such liability. The waiver and release are part of the consideration for the Loans.

SECTION 7. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. THIS GUARANTY SUPPLEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK

SECTION 8. Counterparts. The parties may sign any number of copies of this Guaranty Supplement. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 9. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 10. Administrative Agent. The Administrative Agent shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Guaranty Supplement or for or in respect of the recitals contained herein, all of which recitals are made solely by the New Guarantor.

SECTION 11. Subrogation. The New Guarantor shall be subrogated to all rights of the Senior Credit Parties against the Borrower in respect of any amounts paid by the New Guarantor pursuant to the provisions of Section 1 hereof and Section 2.5 of the Guaranty; provided that, if an Event of Default has occurred and is continuing, the New Guarantor shall not be entitled to enforce or receive any payments arising out of, or based upon, such right of subrogation until all amounts then due and payable by the Borrower under the Loan Documents shall have been paid in full.

SECTION 13. Benefits Acknowledged. The New Guarantor’s Guarantee is subject to the terms and conditions set forth in the Credit Agreement. The New Guarantor acknowledges that it shall receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and this Guaranty Supplement and that the guarantee and waivers made by it pursuant to this Guarantee are knowingly made in contemplation of such benefits.

SECTION 14. Successors. All agreements of the New Guarantor in this Guaranty Supplement shall bind its Successors, except as otherwise provided in Section 2(k) hereof or elsewhere in this Guaranty Supplement. All agreements of the Administrative Agent in this Guaranty Supplement shall bind their respective successors.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Guaranty Supplement as of the date first above written.

[NEW GUARANTOR]

By:
Name:
Title:

CITICORP NORTH AMERICA, INC.,
as Administrative Agent

By:
Name:
Title: